UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 6, 2005
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
Number	Address of Principal Executive Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 6, 2005, Exelon Corporation (Exelon) announced that John F. Young, executive vice president of finance and markets and a principal financial officer, had assumed the additional position of chief financial officer, and that Michael R. Metzner, vice president of investor relations, had been named treasurer, reporting to Mr. Young. Mr. Metzner will continue to have responsibility for investor relations. Mr. Young and Mr. Metzner were named to these positions following the previously reported resignation of J. Barry Mitchell, formerly senior vice president, treasurer, and chief financial officer, who formerly reported to Mr. Young. Mr. Mitchell was elected as president of Exelon’s subsidiary Commonwealth Edison Company. The registrants had previously reported that Mr. Young had assumed Mr. Mitchell’s prior responsibilities.
Prior to his election as executive vice president, finance and markets, Mr. Young was president of Exelon Generation Company, LLC; president of the Exelon Power division of Exelon Generation Company, LLC; senior vice president of Sierra Pacific Resources Corporation; president of Avalon Consulting; and executive vice president of Southern Generation. He was first elected as an officer of Exelon on March 3, 2003.
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Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrant’s 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business, (b) the Registrant’s 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data, (c) the Registrant’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operation ” and Exhibit 99.3 “Financial Statements and Supplementary Data”, and (d) other factors discussed in filings with the SEC by the Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer

December 8, 2005